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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report on RFS, Inc. and subsidiary dated February 23, 2001 included in this Form 8-K, into the previously filed Registration Statements of RFS Hotel Investors, Inc., Files Nos. 333-03307, 333-19411 and 333-28849.



                                           ARTHUR ANDERSEN LLP


Memphis, Tennessee,
March 16, 2001